Exhibit 10.2

SECOND AMENDMENT TO
EXPRESSJET HOLDINGS, INC.
LONG TERM INCENTIVE PLAN

            THIS SECOND AMENDMENT TO THE EXPRESSJET HOLDINGS, INC. LONG TERM INCENTIVE PLAN (this “Second Amendment”) is made and adopted by EXPRESSJET HOLDINGS, INC., a Delaware corporation (the “Company”), as of November 20, 2008.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

            WHEREAS, the Company has adopted the ExpressJet Holdings, Inc. Long Term Incentive Plan (the “Plan”) for the benefit of employees;

            WHEREAS, the Company reserved the right to amend the Plan pursuant to Section 11 thereof;

            WHEREAS, the Company desires to amend the Plan; and

            WHEREAS, this Second Amendment was approved by the Board of Directors of the Company on November 20, 2008.

            NOW THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

            1.         The following paragraph hereby replaces and supersedes Section 3 of the Plan:

                        “3.        Term and Cost of the Plan. The Plan shall remain in effect until the later of December 31, 2009 or the date on which the last Incentive Bonus awarded under this Plan is paid.  The total value of all Incentive Bonuses payable under this Plan shall not exceed Nineteen Million Dollars ($19,000,000), with any shares of the Company’s Common Stock that are used to pay any Incentive Bonus being valued based on the closing price of a share of the Company’s Common Stock as reported in the Wall Street Journal for the first trading date immediately prior to the date on which the Plan Administrator makes the award of such Incentive Bonus.”

            2.         This Second Amendment shall be and is hereby incorporated in and forms a part of the Plan.

            3.         This Second Amendment shall be effective as of November 20, 2008.

            4.         Except as set forth herein, the Plan shall remain in full force and effect.

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            IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed, effective as set forth above.

EXPRESSJET HOLDINGS, INC.
/s/ James B. Ream
James B. Ream President and Chief Executive Officer